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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated January 29, 1999, included in Adecco SA's annual report to shareholders for the year ended January 3, 1999, in Amendment No. 1 to this Form S-4.

                                          /s/ Arthur Andersen LLP

San Jose, California
November 24, 1999